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                                                               EXHIBIT 10.9.30.1


                               FIRST AMENDMENT TO
                               ------------------
                         EXECUTIVE LIFE INSURANCE PLAN
                         -----------------------------
                          OF H. F. AHMANSON & COMPANY
                          ---------------------------

     The Executive Life Insurance Plan of H. F. Ahmanson & Company, adopted effective as of January 1, 1989 (the "Plan"), is hereby amended as follows, effective as of January 1, 1994.

                                       I.
                                       -

     Section 3.1 of the Plan is hereby amended to revise paragraph (a) thereof to read as follows:

     "(a)  During Employment.  While employed with the Company, a Participant
           -----------------
will have life insurance coverage equal to:

     (i) three (3) times his Annual Base Salary, if the Participant was hired as an Employee prior to 1994, or

     (ii) one (1) times his Annual Base Salary, if the Participant was hired as an Employee on or after January 1, 1994."

          IN WITNESS WHEREOF, the Company has caused this First Amendment to the Plan to be executed this 16th day of November, 1995, effective as of January 1, 1994.

                              H. F. AHMANSON & COMPANY



                              By    /s/ Charles R. Rinehart
                                ---------------------------
                                Title:  Chairman of the Board and
                                           Chief Executive Officer